Exhibit 99.1

PRESS RELEASE

Charlotte's Web Announces Appointment of Bill Morachnick as Chief Executive Officer

Provides Update on Majority Voting Policy Process

LOUISVILLE, CO. - September 13, 2023 - (TSX:CWEB) (OTCQX:CWBHF) Charlotte's Web Holdings, Inc. ("Charlotte's Web" or the "Company") is pleased to announce the appointment of William (Bill) Morachnick who has joined the Company as its Chief Executive Officer. Mr. Morachnick has also been appointed to the Company’s Board of Directors as a non-independent director. He replaces CEO Jacques Tortoroli who has elected to resign from his roles at Charlotte’s Web.

Mr. Morachnick is a global business executive with a track record of building premium, differentiated products and brands across multiple channels throughout the world and across a broad range of product categories. He is a proven entrepreneurial professional skilled in taking companies global and creating and managing strategies for consistent and sustained growth.

Mr. Morachnick was President at Santa Fe Reynolds Tobacco International (SFRTI) GmbH in Zurich, Switzerland, an international business division of Reynolds American, Inc. from 2006 to 2016. He took SFRTI from a start-up to a highly profitable organization, managing several hundred employees and a network of importers/distributors operating in Europe, Asia, and the Middle East. SFRTI was acquired by Japan Tobacco Group in 2016 for $5 billion. Mr. Morachnick led the subsequent integration of the combined companies as Chief Executive Officer and Chairman based in Tokyo, Japan for two years before returning to the U.S. in 2018.

Since returning to the U.S. he has served as an executive advisor or board member for several companies seeking to launch and/or expand their businesses in the U.S. and overseas markets.

Mr. Morachnick has a Masters of Business Administration from the Thunderbird School of Global Management and is an Adjunct Professor of Global Business Strategy at the University of Nevada Las Vegas.

“Bill has an accomplished career building businesses in multiple categories,” said John Held, Chairman of Charlotte’s Web. “With his proven operational expertise Bill is well-suited to take the reins to lead the Charlotte’s Web team through the next phase of the Company’s growth opportunities.”

The Company extends its gratitude to Mr. Tortoroli for his years of valued contributions. “Jacques served on the Company’s Board since November of 2019, and as CEO since late 2021 in a difficult environment devoid of regulatory oversight and clarity. Under his leadership as CEO, Jacques streamlined the organization, reduced the cash burn, and recapitalized the Company through a strategic $57 million investment from BAT (LSE: BATS and NYSE: BTI) via a convertible loan. He was instrumental in the successful launch of ReCreate™, the world’s first NSF certified for Sport® broad spectrum CBD, which is the official CBD of Major League Baseball©. We are grateful to Jacques for his valuable contributions,” said Mr. Held.

Board of Directors Majority Voting Policy Decision

As disclosed in the Company’s press release of June 16, 2023, each of John Held, Thomas Lardieri, Alicia Morga and Jacques Tortoroli did not receive the requisite majority of votes at Company’s June 15, 2023 annual meeting of shareholders. In accordance with the Company’s Majority Voting Policy (the “Policy”), these directors tendered offers to resign, which the Board referred to a committee of independent Board members (the “Committee”) for consideration and to make a recommendation to the Board as to whether to accept the offers to resign.

The Committee carefully considered all relevant factors and determined that there are exceptional circumstances that warrant the rejection of the offers to resign. The majority voting objectives of the Toronto Stock Exchange and the Policy are the continuous improvement of corporate governance standards through provision of a meaningful means for security holders to hold individual directors accountable. The withhold campaign launched by the activist shareholders, however, was not aligned with those objectives. The withhold campaign was instead designed to circumvent the procedures and processes in place to allow shareholders to vote based on full and complete disclosure with respect to director nominees and to make an informed decision with respect to the election of directors to the Board. Based on these principles, the Committee recommended the Board reject the offers to resign. The Board considered the Committee’s recommendation along with other relevant factors, including the subject directors’ significant past contributions to the Board, expertise, and integral role in stewarding the Company, and determined to reject the offers to resign.

The Board is focused on effective corporate governance and on maximizing value for all Company stakeholders and believes that the current Board composition aligns with this objective. In accordance with its mandate, the Company’s Corporate Governance and Nominating Committee regularly considers potential candidates to be considered for the Board.

About Charlotte’s Web Holdings, Inc.

Charlotte's Web Holdings, Inc., a Certified B Corporation headquartered in Louisville, Colorado, is the market leader in innovative hemp extract wellness products under a family of brands that includes Charlotte's Web™, ReCreate™, CBD Medic™, and CBD Clinic™. Charlotte’s Web whole-plant CBD extracts come in full-spectrum and broad-spectrum options, including ReCreate™ by Charlotte’s Web, broad-spectrum CBD certified NSF for Sport®. ReCreate is the official CBD of Major League Baseball©, Angel City Football Club and the Premier Lacrosse League. Charlotte's Web branded premium quality products start with proprietary hemp genetics that are North American farm-grown using organic and regenerative cultivation practices. The Company's hemp extracts have naturally occurring botanical compounds including cannabidiol ("CBD"), CBC, CBG, terpenes, flavonoids, and other beneficial compounds. Charlotte’s Web product categories include CBD oil tinctures (liquid products) CBD gummies (sleep, calming, exercise recovery, immunity), CBD capsules, CBD topical creams and lotions, as well as CBD pet products for dogs. Through its substantially vertically integrated business model, Charlotte’s Web maintains stringent control over product quality and consistency with analytic testing from soil to shelf for quality assurance. Charlotte’s Web products are distributed to retailers and health care practitioners throughout the U.S.A, and online through the Company's website at www.charlottesweb.com.

Shares of Charlotte's Web trade on the Toronto Stock Exchange (TSX) under the symbol “CWEB” and are quoted in U.S. Dollars in the United States on the OTCQX under the symbol “CWBHF”.

Subscribe to Charlotte's Web investor news.

© Major League Baseball trademarks and copyrights are used with permission of Major League Baseball. Visit MLB.com.

Forward-Looking Information

Certain information in this news release constitutes forward-looking statements and forward-looking information within the meaning of applicable securities laws (collectively, "forward-looking information"). In some cases, but not necessarily in all cases, forward looking information can be identified by the use of forward-looking terminology such as "plans", "targets", "expects" or "does not expect", "is expected", "an opportunity exists", "is positioned", "estimates", "intends", "assumes", "anticipates" or "does not anticipate" or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might", "will" or "will be taken", "occur" or "be achieved". In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances contain forward-looking information.

Statements containing forward-looking information are not historical facts, but instead represent management's current expectations, estimates and projections regarding the future of our business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking information is necessarily based on a number of opinions, assumptions and estimates that, while considered reasonable by the Company as of the date of this news release, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such statements containing forward-looking information. Although these statements containing forward-looking information are based on assumptions the Company considers to be reasonable based on the information available on the date such statements are made, such statements are not guarantees of future performance and readers are cautioned against placing undue reliance on forward-looking information.

The material factors and assumptions used to develop the forward-looking information herein include, but are not limited to, international and political considerations; regulatory changes; and the factors discussed throughout the "Risk Factors" section of the Company's most recently filed annual information form available on www.SEDAR.com and in the Company's most recently filed Annual Report on Form 10-K and quarterly report on Form 10-Q as amended, and other filings with the Securities and Exchange Commission available on www.SEC.gov. Except as required by applicable securities laws, the Company undertakes no obligation to publicly update any forward-looking information, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

For more information:

Shareholder Contact:

Cory Pala | Director of Investor Relations

(720) 484-8930

Cory.Pala@CharlottesWeb.com

Charlotte’s Web Holdings, Inc.

THE WORLD’S MOST TRUSTED HEMP EXTRACT